Sept 2017 Investor Presentation Mark D. Morelli President and Chief Executive Officer Gregory P. Rustowicz Vice President – Finance & Chief Financial Officer February 6, 2018 Q3 Fiscal Year 2018 Financial Results Conference Call

2© 2018 Columbus McKinnon Corporation Safe Harbor Statement These slides contain (and the accompanying oral discussion will contain) “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such statements, including general economic and business conditions, conditions affecting the industries served by the Company and its subsidiaries, conditions affecting the Company’s customers and suppliers, competitor responses to the Company’s products and services, the overall market acceptance of such products and services, the integration of acquisitions and other factors disclosed in the Company’s periodic reports filed with the Securities and Exchange Commission. Consequently such forward looking statements should be regarded as the Company’s current plans, estimates and beliefs. The Company does not undertake and specifically declines any obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. This presentation will discuss some non-GAAP financial measures, which we believe are useful in evaluating our performance. You should not consider the presentation of this additional information in isolation or as a substitute for results compared in accordance with GAAP. We have provided reconciliations of comparable GAAP to non-GAAP measures in tables found in the Supplemental Information portion of this presentation.

3© 2018 Columbus McKinnon Corporation Solid Growth & Strengthening Balance Sheet Sales rose 36.9% to $208.7 million Organic growth 6.6% (FX adjusted), slightly ahead of expectations:  U.S. organic growth +8.0%  Non-U.S. organic growth +3.9%  Strength in end markets both U.S. and Europe STAHL provided $.02 earnings per share accretion in quarter Net loss of $10.6 million reflects one-time impact of Tax Cuts and Jobs Act Cash from operations of $16.5 million in quarter, $51.2 million YTD  $14.9 million of debt paid down in quarter Net debt to Adjusted EBITDA at 2.8x, below 3.0x target, ahead of schedule Blueprint 2021 progressing  Phase I of Blueprint 2021: Get control and achieve results  Moving into Phase II: Operational Excellence and Profitable Growth

4© 2018 Columbus McKinnon Corporation $152.5 $183.7 $203.7 $212.8 $208.7 Q3 FY17 Q4 FY17 Q1 FY18 Q2 FY18 Q3 FY18 Net Sales ($ in millions) Growth driven by organic volume and STAHL acquisition 6.6% organic growth (FX adjusted)  Strong organic growth in U.S.: 8% • Construction, utilities, steel & entertainment  Non-U.S. organic growth of 4%: • APAC 22%, EMEA +6% • LatAm (4)%, Canada (12)% Q3 FY18 STAHL Acquisition $ 42.6 27.9% Volume 9.3 6.2% Foreign currency translation 3.7 2.4% Pricing 0.6 0.4% Y/Y + 36.9% Sales Bridge

5© 2018 Columbus McKinnon Corporation $44.8 $50.3 $69.3 $71.6 $69.0 ($1.7) $0.1 Q3 FY17 Q4 FY17 Q1 FY18 Q2 FY18 Q3 FY18 $59.2 $69.5 $69.9 $8.9 $69.1 $0.2 34.1%*29.4% 32.9%* 32.2%* 33.1%* Gross Profit & Adjusted Gross Margin(1) Non-GAAP AdjustmentsGross Profit * Adjusted gross profit as % of sales Gross Profit Bridge (1) Adjusted gross profit is a non-GAAP financial measures. Please see supplemental slides for a reconciliation from GAAP gross profit to non- GAAP gross profit and other important disclosures regarding the use of non-GAAP financial measures. ($ in millions) STAHL adjusted gross margin was 35.4% Q3 FY18 Q3 FY2017 Gross Profit $ 44.8 STAHL acquisition 15.1 Sales volume and mix 3.0 Productivity, net of other cost changes 2.7 Product liability 2.2 Foreign currency translation 1.0 Pricing, net of material cost inflation 0.3 STAHL integration costs (0.1) Total Change $ 24.2 Q3 FY2018 Gross Profit $ 69.0

6© 2018 Columbus McKinnon Corporation RSG&A $18.0 $21.5 $23.8 $25.0 $25.5 $51.0 $19.4 $2.5 $3.7$2.9 $2.9 $3.3 Q3 FY17 Q4 FY17 Q1 FY18 Q2 FY18 Q3 FY18 $49.5 $37.7 $48.1$45.6 (1) $22.2$18.9 $17.2 $25.1 Incremental $8.5 million RSG&A with STAHL Pro-forma items:  $3.0 million in integration costs  $1.0 legal costs for insurance recovery Higher warehouse costs due to warehouse consolidation of $0.7 million Change vs. prior year also includes FX impact of $0.8 million and higher incentive costs of $1.7 million offset by $3.1 million of pro-forma deal costs in the prior year R&D expense: 1.6% of sales Q4 FY18 RSG&A estimate ~$46 million  Excludes STAHL integration costs and other pro-forma items ($ in millions) Selling G&A R & D (1) Excludes impairment of intangible asset (STB) in FY2017 Q4

7© 2018 Columbus McKinnon Corporation $5.3 ($3.2) $20.0 $19.6 $14.2 $18.2 $20.1 $1.4 $0.7 $4.0 Q3 FY17 Q4 FY17 Q1 FY18 Q2 FY18 Q3 FY18 ($3.2) Operating Income & Non-GAAP Margin(1) Non-GAAP AdjustmentsIncome from Operations * Non-GAAP operating income as % of sales. (1) Adjusted operating income is a non-GAAP financial measures. Please see supplemental slides for a reconciliation from GAAP operating income to non-GAAP operating income and other important disclosures regarding the use of non-GAAP financial measures. ($ in millions) 8.7%* STAHL accretive to operating margin: (excluding integrations costs)  $4.5 million incremental operating income  10.5% adjusted operating margin Adjusted operating income grew 115% over prior year Adjusted operating margin improved 320 bps over prior year to 8.7% STAHL amortization estimated to be ~$8.5 million per year at current FX rates 10.5%*5.5%* 9.5%*9.2%* $20.2 $8.5 $16.9 $21.4 $3.1

Quarterly Earnings Per Share

($ in millions)

GAAP Diluted EPS


$0.02
($0.22)
$0.51
$0.54
($0.46)
Q3 FY17
Q4 FY17
Q1 FY18
Q2 FY18
Q3 FY18

Non-GAAP Adjusted EPS[1]


$0.25
$0.45
$0.55
$0.51
$0.44
Q3 FY17
Q4 FY17
Q1 FY18
Q2 FY18
Q3 FY18

Net loss: $10.6 million

- Reflects impact of Tax Cuts and Jobs Act

Non-GAAP adjusted net income: $10.4 million[1], or $0.44 per diluted share

- 76% increase in Adjusted EPS over prior-year
- Includes $0.02 accretion from STAHL in Quarter, $0.11 YTD

Tax expense of $19.9 million includes $18.6 million write down of deferred tax assets and impact of transition tax

- Due to passage of Tax Cuts and Jobs Act

Expected FY18 tax rate: 51% to 55%[2]

- Expected FY19 tax rate: 20-22%

[1] Adjusted net income and diluted earnings per share (EPS) are non-GAAP financial measures. Please see supplemental slides for a reconciliation from GAAP net income and diluted EPS to non-GAAP adjusted net income and diluted EPS and other important disclosures regarding the use of non-GAAP financial measures.

[2] Tax rate guidance provided February 6, 2018

© 2018 Columbus McKinnon Corporation

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9© 2018 Columbus McKinnon Corporation Working Capital 3.9x 4.1x 4.0x 4.1x 3.9x 12/31/16 3/31/17 6/30/17 9/30/17 12/31/2017 Working Capital as a Percent of Sales Inventory Turns (1) Excludes the impact of STAHL which was acquired on January 31, 2017 Working capital decreased 250 bps from the prior year period to 17.4%(1)  Driven by higher DPO’s of 4.2 days and higher accrued liabilities for incentive costs and other items (1) Inventory turns unchanged vs. prior year  Lower sequentially as building inventory for Q4 (1) (1) 19.9% 18.6% 19.0% 18.5% 17.4% 12/31/16 3/31/17 6/30/17 9/30/17 12/31/17(1) (1)

10© 2018 Columbus McKinnon Corporation Strong operating free cash flow  YTD operating free cash flow of $41.9 million utilized to pay down debt  Managing CapEx: working to improve return on invested capital and pay down debt  FY 2018 expected CapEx: ~ $15 million(1) Cash Flow Note: Components may not add to totals due to rounding Three Months Ended December 31, 2017 2016 Net cash provided by operating activities $ 16.5 $ 22.9 Capital expenditures (CapEx) (3.3) (2.8) Operating free cash flow $ 13.2 $ 20.0 (1) Capital expenditure guidance provided February 6, 2018

11© 2018 Columbus McKinnon Corporation CAPITALIZATION December 31, 2017 March 31, 2017 Cash and cash equivalents $ 64.6 $ 77.6 Total debt 377.9 421.3 Total net debt 313.3 343.7 Shareholders’ equity 384.0 341.4 Total capitalization $ 761.9 $ 762.7 Debt/total capitalization 49.6% 55.2% Net debt/net total capitalization 44.9% 50.2% De-levering Balance Sheet Increased level of debt reduction in FY 2018  Increased target to $60 million in FY18, up from original $45 - $50 million target  Target of <3x Net Debt/ Adjusted EBITDA(1) achieved early, currently at 2.8x  Plan to pay down an additional $55 million to $65 million in FY19 Covenant-lite  No leverage maintenance covenant as long as revolver is undrawn (1) Adjusted EBITDA is a non-GAAP financial measure. Please see supplemental slides for a reconciliation from GAAP income from operations to non-GAAP adjusted EBITDA and other important disclosures regarding the use of non-GAAP financial measures.

12© 2018 Columbus McKinnon Corporation Q4 FY2018 Outlook Orders and backlog  Q3 order growth: 16% organic year/year • NA up low double digits; EMEA up ~30%  Organic backlog up 12% over prior year; down 6% sequentially to $152.3 million • STAHL backlog lower as a result of project shipment timing  Expect 4% to 5% organic growth in fourth quarter (excludes two months of STAHL sales in Q4 FY2017) and STAHL sales comparable with the third quarter Blueprint 2021: 3-year strategy to drive earnings power  Pivot from late stage industrial to growth-oriented technology company  Advancing into Phase II  Simplified business structure: global business units aligned “customer back”  Streamline product platforms while bolstering key brands  Operating improvements  Increase R&D

13© 2018 Columbus McKinnon Corporation Supplemental Information

14© 2018 Columbus McKinnon Corporation Replay Number: 412-317-6671 passcode: 13675058 Telephone replay available through February 13, 2018 Webcast / PowerPoint / Replay available at www.cmworks.com/investors Transcript, when available, at www.cmworks.com/investors Conference Call Playback Info

15© 2018 Columbus McKinnon Corporation Adjusted Gross Profit Reconciliation Adjusted gross profit is defined as gross profit as reported, adjusted for unusual items. Adjusted gross profit is not a measure determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP, and may not be comparable to the measure as used by other companies. Nevertheless, Columbus McKinnon believes that providing non-GAAP information such as adjusted gross profit is important for investors and other readers of the Company’s financial statements, and assists in understanding the comparison of the current quarter’s gross profit to the historical period’s gross profit. Quarter Q3 FY17 Q4 FY17 Q1 FY18 Q2 FY18 Q3 FY18 Gross Profit $44,821 $50,335 $69,308 $71,619 $69,045 Add back: Acquisition inventory step-up expense — 8,852 — — — STAHL integration costs — — 169 52 50 Insurance Settlement — — — (1,741) — Non-GAAP adjusted gross margin $44,821 $59,187 $69,477 $69,930 $69,095 Sales 152,497 183,688 203,726 212,828 208,725 Adjusted gross margin 29.4% 32.2% 34.1% 32.9% 33.1% ($ in thousands)

Adjusted Income from Operations Reconciliation

($ in thousands)	Quarter				
	Q3 FY17	Q4 FY17	Q1 FY18	Q2 FY18	Q3 FY18
Income (loss) from operations	$5,317	$(3,164)	$20,015	$19,587	$14,173
Add back:					
Acquisition inventory step-up expense and real estate transfer taxes	—	8,852	—	—	—
Acquisition deal, integration, and severance costs	3,140	5,675	1,171	669	3,006
CEO retirement pay and search costs	—	3,085	—	—	—
Insurance recovery legal costs	—	1,359	229	1,323	1,040
Impairment of intangible asset	—	1,125	—	—	—
Magnetek litigation	—	—	—	400	—
Insurance settlement	—	—	—	(1,741)	—
Non-GAAP adjusted income from operations	$8,457	$16,932	$21,415	$20,238	$18,219
Sales	152,497	183,688	203,726	212,828	208,725
Adjusted operating margin	5.5%	9.2%	10.5%	9.5%	8.7%

Adjusted income from operations is defined as income from operations as reported, adjusted for certain items. Adjusted income from operations is not a measure determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP and may not be comparable to the measures as used by other companies. Nevertheless, Columbus McKinnon believes that providing non-GAAP information, such as adjusted income from operations, is important for investors and other readers of the Company's financial statements and assists in understanding the comparison of the current quarter's and current year's income from operations to the historical periods' income from operations

© 2018 Columbus McKinnon Corporation

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Adjusted Diluted EPS Reconciliation

($ in thousands, except per share data)	Quarter				
	Q3 FY17	**Q4 FY17**	**Q1 FY18**	**Q2 FY18**	**Q3 FY18**
Net income (loss)	$505	$(4,738)	$11,656	$12,508	$(10,565)
Add back:					
Acquisition inventory step-up expense and real estate transfer taxes	—	8,852	—	—	—
Acquisition deal, integration, and severance costs	3,140	5,675	1,171	669	3,006
CEO retirement pay and search costs	—	3,085	—	—	—
Insurance recovery legal costs	—	1,359	229	1,323	1,040
Impairment of intangible asset	—	1,125	—	—	—
Loss on extinguishment of debt	—	1,303	—	—	—
(Gain) loss on foreign exchange option for acquisition	1,826	(236)	—	—	—
Magnetek litigation	—	—	—	400	—
Insurance settlement	—	—	—	(1,741)	—
Normalize tax rate (1)	(415)	(6,490)	(458)	(1,296)	16,938
Non-GAAP adjusted net income	$5,056	$9,935	$12,598	$11,863	$10,419
Average diluted shares outstanding	20,490	22,201	23,028	23,142	23,577
Diluted income per share - GAAP	$0.02	$(0.22)	$0.51	$0.54	$(0.46)
Diluted income per share - Non-GAAP	$0.25	$0.45	$0.55	$0.51	$0.44

(1) Applies normalized tax rate of 22% to GAAP pre-tax income and non-GAAP adjustments above, which are each pre-tax.

Adjusted net income and diluted EPS are defined as net income and diluted EPS as reported, adjusted for certain items and to apply a normalized tax rate. Adjusted net income and diluted EPS are not measures determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP, and may not be comparable to the measure as used by other companies. Nevertheless, Columbus McKinnon believes that providing non-GAAP information, such as adjusted net income and diluted EPS, is important for investors and other readers of the Company's financial statements and assists in understanding the comparison of the current quarter's and current year's net income and diluted EPS to the historical periods' net income and diluted EPS.

© 2018 Columbus McKinnon Corporation

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Adjusted EBITDA Reconciliation

($ in thousands)	Period		
	Q4 FY17	Q3 FY18 YTD	Q3 FY18 TTM
Income from Operations - GAAP	$(3,164)	$53,775	$50,611
Non-GAAP Adjustments:			
Acquisition inventory step-up expense and real estate transfer taxes	8,852	—	8,852
Acquisition deal, integration, and severance costs	5,675	—	5,675
CEO retirement pay and search costs	3,085	—	3,085
Insurance recovery legal costs	1,359	2,592	3,951
Impairment of intangible asset	1,125	—	1,125
Magnetek litigation	—	400	400
STAHL integration costs	—	4,846	4,846
Insurance settlement	—	(1,741)	(1,741)
Income from Operations – Non-GAAP	$16,932	$59,872	$76,804
		—	
Depreciation & Amortization	7,467	26,873	34,340
		—	
Adjusted EBITDA	$24,399	$86,745	$111,144
As of December 31, 2017:			
Gross Debt			377,890
Cash			64,598
Net Debt			313,292
Net Debt to TTM Adjusted EBITDA			2.8

Adjusted EBITDA represents net income adjusted for income taxes, interest, depreciation and amortization and other items as noted in the reconciliation table. The Company believes Adjusted EBITDA is an important supplemental measure of operating performance and uses it to assess performance and inform operating decisions. However, Adjusted EBITDA is not a GAAP financial measure. The Company's calculation of Adjusted EBITDA should not be used as a substitute for GAAP measures of performance, including net cash provided by operations, operating income and net income. The Company's method of calculating Adjusted EBITDA may vary substantially from the methods used by other companies and investors are cautioned not to rely unduly on it.

© 2018 Columbus McKinnon Corporation

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